                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549



                        -------------------------------

                                    FORM 8-K
                                 Current Report



                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 10, 1998





                      MERCANTILE CREDIT CARD MASTER TRUSTS
             (Exact name of registrant as specified in its charter)



           New York                  33-89380-01               37-0152681
-----------------------------  ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                    Identification Number)


Mercantile Bank
      National Association
      140 West Hawthorne
      Hartford, Illinois                                            62048
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)


              Registrant's telephone number, including area code:

                                (618) 251-2035

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ITEM 5.    OTHER EVENTS.
           -------------

           The March 1998 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on April 10, 1998.

ITEM 7.    EXHIBITS.
           ---------

           The following is filed as an exhibit to this Report.

           Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of March 1998.


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                                 SIGNATURE
                                 ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          Mercantile Bank
                                          National Association, Servicer


                                          By:  \s\ Keith Roever

                                          Name:       Keith Roever
                                          Title:      President



Date: April 17, 1998


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
                     INDEX TO EXHIBITS
                     -----------------

Exhibit
Number                              Exhibits
-------                             --------
   1                                Monthly Report to Floating Rate
                                    Credit Card Participation Certificates,
                                    Series 1995-1, investors for the month
                                    of March, 1998.
